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                                                                   EXHIBIT 10.17

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


THIS OEM PURCHASING AGREEMENT ("Agreement"), dated as of August 14, 1997 is by and between Apexx Technology, Inc. ("Apexx"), an Idaho corporation having a principal place of business at 506 S. 11th Street, Boise, ID, USA and Extended Systems Incorporated, a Delaware corporation ("ESI") having a principal place of business at 5777 North Meeker Avenue, Boise, Idaho 83713. Apexx and ESI are each a "Party" and are sometimes collectively referred to herein as the "Parties".


RECITALS

      WHEREAS, ESI desires to buy from Apexx, and Apexx desires to sell to ESI certain products manufactured by or for Apexx, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows:

1.    Purchase of Products by ESI from Apexx.

            (a) Purchase Rights. ESI shall, subject to the terms and conditions set forth in this agreement, purchase Apexx products as specified in Exhibit A ("Products"). ESI expressly reserves the right to purchase similar products from other vendors or to develop competitive products itself.

            (b) New Product Notification. Apexx shall give to ESI thirty (30) days notification prior to commercial shipment of any new products offered by Apexx. Apexx and ESI will negotiate in good faith to add additional Products to this Agreement by addendum to Exhibit A. The Products are "original equipment manufacturer" products, which will be sold by ESI. If Apexx develops any product that is more efficient or less expensive than the comparable product available under this Agreement, ESI may substitute the newer Product for the comparable Product for all subsequent purchases under this Agreement.

            (c) Replacement Parts. ESI may also, pursuant to this Agreement, purchase replacement parts, components, and documentation for the Products (collectively "Parts") from Apexx at current reasonable pricing provided by Apexx.

            (d) Purchase Orders. ESI will submit to Apexx from time to time purchase orders for Products (each, an "ESI Purchase Order" or collectively "ESI Purchase Orders"), with all such ESI Purchase Orders governing the specific terms and conditions of such order, however, if a conflict arises between the terms of any ESI Purchase Order and the terms of this Agreement, the terms of this Agreement shall be given effect as to such conflict and not the terms of such ESI Purchase Order, unless agreed to in writing by both Parties.

            (e) Manufacture of Products. All Products and Parts shall be new, and shall be manufactured in accordance with the Product specifications as stated in Exhibit A.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


            (f) Order Placement and Delivery. Each delivery of Products or Parts shall be initiated by a written or electronic Purchase Order issued to Apexx by ESI. ESI agrees to furnish instructions in writing to Apexx with regard to shipment and delivery of Products. Apexx shall provide ESI with acknowledgments of ship dates by facsimile within [*] ([*]) working days after receipt of Purchase Order. Likewise Apexx shall provide ESI with notice of shipment by facsimile at least [*] ([*]) working days in advance of such shipment. In the event of a material, labor, or capacity shortfall which may hinder shipment delivery dates of Products on ESI Purchase Orders, said Products on Purchase Orders that are within the [*] shall take priority over deliveries to all other Apexx's customers and all Products on Purchase Orders that are greater than the [*] shall be allocated proportionally to all order commitments. Apexx shall provide to ESI the necessary product information and documentation for ESI to generate customs documentation for each shipment sufficient to comply with the requirements of the customs authorities of the country of receipt.

            (g) Forecasting, Lead-time and Inventory Stocking. ESI will provide to Apexx a non-binding [*] ([*]) day rolling forecast of expected purchases. It is ESI's intention to place Purchase Orders [*] ([*]) days prior to delivery. ESI may without charge, decrease, or increase, any order not less than [*] ([*]) days prior to the Product delivery date. All purchase orders become non-cancelable and non- changeable at [*] ([*]) days or less prior to the scheduled Product delivery date unless agreed upon by both parties. In the case of purchase orders with a requested ship date of less than [*] ([*]) days Apexx shall make every reasonable effort to ship the given order to ESI's scheduled delivery date. In the event that Apexx can not meet the scheduled delivery date Apexx shall make delivery no later than ([*])[*] working days from the requested shipment date for all units that are within the forecast for that month. Delivery will be made F.O.B. Apexx factory. Apexx will drop ship for ESI shipments [*] as requested by ESI, and will provide ESI with a copy of shipping documentation by facsimile on the date such orders are shipped. Apexx will furnish ESI with such additional information, which may be reasonably required for ESI to prove that delivery of drop ship orders has occurred. ESI and Apexx shall jointly develop a mutually agreed upon procedure for execution of drop shipments. Apexx agrees to stock unique parts or have stocked on Apexx's behalf by others for ESI Products described in Exhibit A equal to [*] days supply of the prior three month average daily sales rate or of the forecasted next three month average daily sales rate whichever is higher.

            (h) Packaging. Apexx shall preserve, package, handle and pack all Products so as to protect the Products from loss or damage, in conformance with good commercial practice, ESI specifications, government regulations, and other applicable standards. ESI shall review and approve the Product packaging and packaging procedures provided by Apexx. Apexx shall not change any Product packaging without first obtaining written approval from ESI prior to shipment of Product with any changed packaging. Apexx shall be liable for any loss or damage due to its failure to properly preserve, package, handle, or pack Products; ESI shall not be required to assert any claims for such loss or damage against the common carrier involved. Apexx's liability in this paragraph is limited to the replacement of loss or damaged products.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


            (i) Country of Manufacture. Upon ESI's request, Apexx shall provide ESI with an appropriate certification stating the country of origin for Products and parts, sufficient to satisfy the requirements of the customs authorities of the country of receipt, and any applicable export licensing regulations, including those of the United States. Apexx shall mark each Product or the container if there is no room on the Product, with the country of origin.

            (j) Design Changes. Apexx may not modify any Products purchased under this Agreement in any way that affects the Product's form or function without prior written approval from ESI. Apexx shall submit to ESI reasonable technical information regarding such modification at least [*] ([*]) days prior to implementing the modification, for approval by ESI. ESI may suggest product improvements, bug fixes and customer suggestions which Apexx shall respond to within [*] ([*]) days with a written plan of action. Apexx reserves the right to source components incorporated in the Product(s) from multiple vendors, provided similar functional specifications, quality, and qualification by Apexx. ESI may review and suggest changes to material or vendor qualification programs used by Apexx to select components used in the Products.

            (k) Territory. ESI will have the right to sell the products listed in Exhibit A worldwide through all ESI sales channels and distribution.

            (l) Export Regulations. ESI shall not export or re-export products described in Exhibit A, directly or through others, to the prescribed countries listed in Section 379.4 and associated or successor sections of the U.S. Export Administration Regulations unless properly authorized by the U.S. Government. ESI agrees to indemnify Apexx for such violations of the Export Administration Regulations.

2.    Pricing of Apexx Products.

            (a) Pricing and Price Changes. ESI agrees to purchase Apexx products listed in Exhibit A, packaging, individual product protective packaging, manuals, documentation, and auxiliary components as may be required, from Apexx, at the prices specified in Exhibit B ("Pricing") attached hereto, F.O.B. factory. Apexx shall review with ESI the Product pricing on a quarterly basis, at which time Apexx shall subsequently [*] on the Product with ESI. Price reductions that are put into effect by mutual agreement of both Parties shall apply to all Purchase Orders issued by ESI after the date of such price reductions and to all orders scheduled to ship. Apexx reserves the right to increase prices upon [*] days ([*]) written notice to ESI, if Apexx can document to ESI that the total cost of components used in the given Product has increased more than [*]%. Price increases that are put into effect by mutual agreement of both Parties shall apply to all Purchase Orders issued by ESI [*] ([*]) days after the notice date of such changes. All price changes shall be effected by addendum to Exhibit B reflecting the new pricing. In all cases Apexx shall sell to ESI, Products [*].

                  ESI and Apexx agree to negotiate in good faith NEW pricing following any ninety (90) day period that ESI's purchases equal more than [*] ([*]) units.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


            (b) Terms of payment. Terms for any purchase order shall be [*]% net [*] ([*]) days, net [*] ([*]) days. Apexx shall invoice ESI no earlier than the applicable shipping date for the Products covered by such invoice. Invoices shall be accompanied by proof of shipment. These terms of payment shall be reflected on all invoices.

            (c) Long Shipments. If Apexx ships more products than ordered, the amount of the over shipment may either be kept by ESI for credit against future Orders or returned to Apexx at Apexx's expense.

            (d) Short Shipments. Apexx shall grant a credit to ESI for any short shipments claimed by ESI's customers on drop shipments from Apexx, upon verification by Apexx.

3.    Quality and Warranty

            (a) Quality. Apexx shall maintain an objective quality program for all Products and Parts supplied pursuant to this Agreement. Upon ESI's request Apexx shall furnish related documents as ESI reasonably requests concerning quality assurance. Apexx shall maintain a quality standard defined as follows on hardware/component related, out of box, Apexx shall verify failures on a quarterly basis:

                  aa)   System hardware defect level(s) not to exceed [*] PPM.

                  ((The number of defective products/The number of products delivered)*[*])

                  ab) An initial Annualized Failure Rate (AFR) rolling [*] month target not to exceed [*]% with reaching an established goal of <=[*]% within [*] months

                  ((((The number of failures in the past three months/The number of units under warranty)*[*])/[*])*[*])

                  Failure to meet the aforementioned established quality goals shall be cause for written explanation /corrective action to ESI as part of an ongoing compliant quality assurance and corrective action program.

                  ESI shall have the right to inspect, with 2 working days advance notification, at Apexx's facilities, and any vendor or supplier components and the manufacturing processes used by Apexx for those components in ESI product.

                  ESI's inspection may be for any reason reasonably related to this Agreement, including to assure Apexx's compliance with ESI's requirements. Apexx shall perform final test and inspection of the products and certify that all products comply with the requirements in Exhibit A.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


            (b) Limited Warranty. Apexx warrants its products to be free from defects in material, workmanship and performance, under normal use and service and that each Product shall perform or operate in compliance with the specifications in Exhibit A for a period of [*] ([*]) months (hereinafter "Warranty Period") from the date the product is shipped from Apexx's factory. Apexx warrants that all Products shall comply with all applicable governmental certificates as noted in Exhibit A. Apexx warrants its products in the event of an Epidemic Failure, defined as any failure of a same or similar nature which occurs to more than [*]% of an quarters population of Products or Parts within [*] ([*]) years after the ship date from Apexx's factory. Upon ESI's request, Apexx shall furnish a Corrective Action Report on any failures or defects. Apexx shall keep specific production information corresponding to each product purchased by ESI for a period of [*] ([*]) years. This information will include but is not limited to serial number, component and assembly manufacturer, component and/or assembly lot code information.

            (c)   Product Return Policies.

                  Warranty Return. In the case of any product, which is still under Warranty, ESI may return the product to Apexx, and Apexx shall replace or repair the warranted Product as it deems appropriate. Apexx shall, at its own expense be responsible for shipping expenses to return defective units, by Apexx crediting ESI for the shipping expenses ESI incurred. All returned products must have a valid Return Materials Authorization issued by Apexx.

                  Epidemic Failure Return. ESI shall return such products to Apexx for repair or replacement within ten (10) business days of Apexx's receipt of such products. Apexx shall, at its own expense be responsible for shipping expenses to return defective units, by Apexx crediting ESI for the shipping expenses ESI incurred.

                  Software/Firmware Updates and Repackaging Returns. ESI may return products in quantities of [*] to Apexx for refurbishment, including updates to the latest version of Apexx's software/firmware. Apexx agrees to complete refurbishment within [*] ([*]) business days of receipt of such products. ESI shall be responsible for shipping charges related to such returns. Apexx shall bear the expense of refurbishment to the extent of [*] ([*]) percent of the previous [*] months shipment of products to ESI. The parties agree to negotiate in good faith if returns under this paragraph exceed [*] ([*]) percent of the previous [*] ([*]) months purchases.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


4.    Manufacturing Rights

      ESI has the right to manufacture Apexx products in Exhibit A in the event that APEXX defaults on the terms of this agreement and the default is not corrected within [*] ([*]) days of receipt of written notice from ESI. In the case the default is not corrected within the [*] ([*]) day period, APEXX will deliver all necessary documentation to ESI for ESI to manufacture Apexx products. APEXX shall provide the documentation and up to [*] hours of consultation to ESI manufacturing representatives at no cost to ESI to assure a smooth transition. Apexx may charge ESI at a rate of $[*] per hour plus reasonable travel expenses for additional consultation regarding manufacturing transition or ongoing manufacturing support. APEXX shall not warranty hardware manufactured by ESI. In the case of Apexx defaulting and ESI manufacturing Apexx products in Exhibit A, ESI shall pay to Apexx or its successor a royalty of [*]% of ESI's Average Selling Price per unit manufactured by ESI for a period of [*] from date of notice. Said royalty is the total payment due to Apexx or its successor for manufacturing rights and software licenses. In the case of ESI manufacturing Apexx products under this paragraph ESI acknowledges that title for Apexx's software does not transfer to ESI.

      ESI and Apexx agree to investigate and negotiate in good faith to find the most cost effective manufacturing option, following any ninety (90) day period that ESI's purchases equal more than [*] ([*]) units.

5.    Copyright and Grant Of License

      Apexx grants ESI the right to license the Apexx software contained in the products described in Exhibit A subject to the terms and conditions of this Agreement. Apexx further grants to ESI, as long as ESI is in compliance with this Agreement, a non-exclusive, non-transferable license to use, sell, or otherwise distribute all software associated with APEXX's products described in Exhibit A.

      ESI acknowledges that the Apexx SOFTWARE which is licensed with the PRODUCT is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The Apexx SOFTWARE includes the TEAMPage control interface, installation utilities and system software, whether localized for ESI or not, which is copyright Apexx Technology, Inc. The Apexx SOFTWARE is licensed to ESI and it's customers, not sold.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
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6.    Technical Support ESI shall provide all end user technical support, and
      Apexx shall have no responsibility for the same. In the event ESI is unable to diagnose and resolve an issue, ESI's designated support liaison for that area will escalate the technical support call to Apexx's technical support liaison. Apexx shall provide secondary telephone support to ESI's designated support liaison to assist in resolving escalated support issues. Apexx will make every reasonable effort to resolve open support calls within [*] ([*]) hours. ESI shall make every reasonable effort to develop at least one competent support liaison personnel who are proficient in support of the Apexx OEM Products under this Agreement. At the discretion of both Apexx and ESI, Apexx may work on support issues directly with either ESI distributor or end-user customer. Apexx will maintain a support log of all open and closed calls and report to ESI on a monthly basis the nature and resolution of any support calls escalated to Apexx. Apexx will provide to ESI full access to support notes and database, and application notes. Apexx will provide one initial support training session at a mutually agreed upon time and place and a complete training package for ESI support staff. Further, Apexx will provide one support training session at a mutually agreed upon time and place per six month period.

7.    Private Labeling

            Manuals and Literature
               Apexx shall provide ESI with current electronic copies of product manuals and all other literature needed for shipping of products. Apexx shall also provide all future updates to product manuals and literature thirty (30) days prior to incorporation into shipping version of products. ESI or ESI designees will modify the electronic copy and return to Apexx for review. Apexx shall purchase, manage and source the printing of the manual and any product literature which ships inside the Product package. Apexx shall grant ESI the rights to copy and duplicate Apexx literature in whole or part.

            Installation and Utility software
               Apexx will make all modifications needed to private label all shipping Installation and Utility software.

            TeamPage Modifications
               Apexx shall provide ESI with current electronic copies of TeamPage text conversion files and graphics files to be modified by ESI or ESI designees to Apexx specifications. Resulting files will be returned to Apexx for incorporation into shipping version of product software.

8.    Software Upgrades

      Apexx shall maintain the software for the ESI-label Product consistent with updates to Apexx versions of the Product including but not limited to design improvements, feature enhancements, quarterly releases and bug fixes. Apexx shall also make, at least quarterly, lists available to ESI reflecting Apexx's requested product improvements, bug fixes and customer suggestions.

9.    Term and Termination

            (a) Term. This Agreement shall commence on the date hereof and shall continue for an initial term ending on the third anniversary of the date of this Agreement; provided, however that this agreement will automatically renew each year for an additional one year unless either party provides written notice to the other Party of such Party's desire to terminate this agreement at the end of the applicable term at least ninety (90) days prior to the expiration of the then applicable term.


[*]  CONFIDENTIAL TREATMENT REQUESTED


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[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
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            (b)   Early Termination. If either Party fails to perform any of its obligations provided in this Agreement and does not complete its performance in spite of the other party's demand to do so, the other Party may, without incurring any liability on its part, terminate all or any part of this Agreement. In no event shall either party terminate this Agreement unless written notice detailing the non-performance is given to the other Party. Thereafter, the other Party shall have thirty (30) days to correct such non-performance.

            (c) Bankruptcy. Except as may be prohibited by the U.S. bankruptcy laws, in the event of any insolvency or inability to pay debts as they become due by a party hereto, or voluntary or involuntary bankruptcy proceeding by or against a party hereto, or appointment of a receiver or assignee for the benefit of creditors, the other party may elect to cancel any unfulfilled obligations hereunder.

            (d) Right of Succession. In the event of bankruptcy, insolvency, or any other condition that leaves Apexx unable to continue to reliably manufacture and support it's products. ESI shall have the right to manufacture and maintain the products that includes all software described in the product specification Exhibit A to this agreement. If ESI manufactures the product under this paragraph it shall pay to Apexx or its successor a royalty of [*]% of [*] per unit ESI manufactures for a period of [*] from the date of succession. Said royalty is the total payment due to Apexx or its successor for manufacturing rights and software licenses. The right of ESI under this paragraph shall apply notwithstanding any other provision in this agreement. Apexx shall maintain back-up source code, and development environment tools in a mutually agreed to escrow account for such purpose.


10.   Risk of Loss.

      The Parties agree that Apexx shall bear the loss for the destruction of any completed or partially completed Products which may occur prior to delivery thereof ("delivery" being defined as F.O.B. Apexx factory), and that ESI shall bear the loss from the destruction or breakage of any Products after F.O.B Apexx factory, unless such loss is occasioned by some act or omission of duty on the part of Apexx, and subject, in any event, to Section 1(h) above.

11.   Strikes and Lockouts: Excuse for Nonperformance.

      This Agreement is subject to strikes and lockouts or refusal of employees to work. Impossibility of performance by reason of any legislative, executive or judicial act of any government or state, any disaster or act of God, or any other similar or dissimilar cause which cannot be prevented by either Party or by the exercise of proper diligence, shall excuse performance of this Agreement. Bankruptcy or insolvency of either Party shall operate to cancel this Agreement and shall not operate as an anticipatory breach thereof, and no rights by or against any trustee in bankruptcy shall arise by reason of or under the terms of this Agreement nor from any failure of either Party to continue to perform under this Agreement after the filing of any petition in bankruptcy or insolvency. The Parties agree that the Party who is unable to perform its obligations hereunder because of any of the reasons set forth in this Section 9 shall give prompt written notice to the other Party of such inability to perform. Nothing in this paragraph shall alter or impair ESI's rights under paragraph 9 (d).


[*]  CONFIDENTIAL TREATMENT REQUESTED


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12.   Confidentiality.

      The Parties hereby acknowledge and agree that this Agreement and the terms of this Agreement and all Information furnished by either Party to the other Party with respect to Products, any ESI furnished technical information or Apexx furnished technical information, and other products and product plans shall be deemed confidential (collectively the "Confidential Matters"). As used herein, "Information" shall include all information concerning the Confidential Matters, including without limitation, all information, designs, drawings, plans, pricing, specifications, patent applications, and all other information pertaining or relating to the Confidential Matters. Each Party agrees that it will, except as required by any state or federal regulations, keep all Information and the terms and provisions of this Agreement confidential and will not: (a) disclose or permit the disclosure of any of such Information to any person or entity (including without limitation, any of its employees, agents, representatives and affiliates, but not including any employees of either Party on a need-to-know basis, but only after such Party informs such employees of the existence of this confidentiality provision); it being hereby agreed by each Party that they will each exert reasonable efforts to insure that such employees comply with the terms of this confidentiality provision); or (b) use or permit the use of the Information in any way detrimental to the other Party. From time to time, either Party may wish to publicly disclose the existence of this contract for promotional, legal or other reasons. In such cases, a request will be presented in written form to the other Party for approval of disclosure. Such approval shall not be unreasonably withheld.

13.   Indemnity.

            (a) against any claims, demands, liabilities, or expenses (including attorney's fees and costs) for any injury, damage, or liability of any type including, but not limited to, any personal or bodily injury or property damage, arising out of or resulting in any way from any defect in Products. This duty to indemnify ESI shall be in addition to the warranty obligations of Apexx.

            (b) Infringement Claims. Apexx shall defend, indemnify and hold ESI harmless from and against all damages and costs incurred by ESI arising from the infringement of any patents, copyrights, trademarks, trade secrets, or other proprietary rights in the manufacture of the Products; provided that, ESI promptly notifies Apexx of the charge of infringement or legal proceeding. If there is a claim made or threatened, Apexx may, at its expense and option, either procure the right to continue using any part of Product, replace same with a non-infringing Product, or modify Product such that it is non-infringing; provided that, if within ninety (90) days after a claim has been made, Apexx has not procured such right, replaced the Product, or modified the Product so that it does not infringe, ESI may return the Product to Apexx for a full credit against future purchases or for a cash refund, at ESI's option. In addition, upon the written request of Apexx, ESI shall immediately cease selling any Apexx Products which may be the subject of indemnification under this Section 8.


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            (c)   Except to the extent Apexx is responsible for a claim under the above subparagraphs of this paragraph 13, ESI shall indemnify, hold harmless and at Apexx's request defend Apexx from and against and any and all claims, liabilities, damages and expenses (including the actual fees of attorneys and other professionals and all related costs and expenses) arising out of or in connection with ESI's false or fraudulent use, reproduction, representations or distribution of the software and Products in Exhibit A.


14.   [*] Reporting

            ESI shall provide quarterly product [*] reports indicating [*] the Products shipped, whether under OEM purchase or manufacturing license, subtotaled by [*], for any [*] requested by Apexx. Apexx shall handle this information as ESI company confidential.

15.   Taxes

            ESI will not hold Apexx responsible for export duties or export taxes, which may be assessed with regard to the Products, sold and licensed under this Agreement.

16.   Miscellaneous.

            (a) Parties in Interest. This Agreement and all terms, covenants and conditions contained herein shall inure to the benefit of and shall be binding upon the undersigned Parties and their respective heirs' executors, administrators, trustees, successors and assigns. Neither Party may assign or transfer any of its rights or obligations hereunder without prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that any Party may assign this Agreement to any entity in which such party has a controlling equity interest.

            (b) Notices. All notices, requests, demands and other communications hereunder shall be In writing and shall be deemed to have been delivered on the date on which it is hand-delivered or delivered by facsimile, or on the third business day following the date on which it is pulled, first-class, postage prepaid, and registered or certified with return receipt requested, for purposes of notice, the addresses of the parties shall be:

                  If to ESI:    Extended Systems, Inc.
                                5777 North Meeker Avenue
                                Boise, Idaho 83713
                                Robert G. Hamlin, Corporate Counsel
                                Ph:    208/322-7575
                                Fx:    208/327-5011

                  with copy to  Extended Systems, Inc.
                                5777 North Meeker Avenue
                                Boise, Idaho 83713
                                Karla K. Rosa, CFO
                                Ph:    208/322-7575
                                Fx:    208/327-5011


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
[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


                  If to Apexx:  Apexx Technology, Inc.
                                506 S 11th Street
                                Boise, ID 83702
                                Attention: President
                                Ph:    208/336-9400
                                Fx:    208/336-9445



Any Party may change its address for notice by written notice given to the other Party in accordance with this Section.

            (c) Survival. Any debts, obligations, covenants or liabilities accrued hereunder between the Parties hereto shall survive the expiration or termination of this Agreement for whatever reason.

            (d) Entire Agreement. This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Each of the Parties agrees to take such actions as may be necessary or desirable to implement and retain the intent and spirit of this Agreement, and omit to take such actions which could hinder the furtherance of such intent and spirit.

            (e) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal invalid or unenforceable provision never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

            (f) Governing Law. Any dispute regarding the enforcement, interpretation or validity of this Agreement shall be governed by the laws of the State of Idaho. The parties hereby agree that any dispute relating to the products sold hereunder in this Agreement shall be subject to the exclusive jurisdiction of the courts within the State of Idaho, unless otherwise mutually agreed to in writing by the Parties..


            (g) Heading. The headings in the Agreement are for convenience of reference only and shall not be limit or otherwise affect the meaning of this Agreement.

            (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of this shall constitute one and the same instrument by only one of which need be produced.

            (i) Attorney Fees. In the event of litigation between the Parties arising out of this agreement, the prevailing Party shall be entitled to reasonable attorney fees from the non prevailing Party.

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


      EXECUTED as of the date first above written.



       EXTENDED SYSTEMS INCORPORATED.


By:              /s/ Steven D. Simpson
   ----------------------------------------

Title:              CEO/ President
      -------------------------------------


Witness:           /s/ Frank Mason
        -----------------------------------


       APEXX TECHNOLOGY INCORPORATED


By:             /s/ Tom Loutzenheiser
   ----------------------------------------


Title:                President
      -------------------------------------


Witness:         /s/ John Hanousek
        -----------------------------------

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


                                    EXHIBIT A
                    PRODUCT SPECIFICATIONS AND MODEL OPTIONS

Specifications.
        Overview.
               Product is to be an Extended Systems OEM version of Apexx's Team Internet product. The product will be identified as Extended System's "ExtendNet Internet Access Server" or "ExtendNet IAS". All software, product enclosures, manuals, labeling, packaging and product references will identify it as such. ExtendNet IAS models include System Hardware, System Software, and Client Software and Model Options as listed.

        Hardware.
           System Hardware.
               [*]
           Packaging and Miscellaneous Parts.
               Packaging
                     External Box for protection of Internal Box during shipment Internal Box
                     Internal Tray


[*]   CONFIDENTIAL TREATMENT REQUESTED

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


               External and Internal Box Labels with Serial Number Labels
                      Protective Anti-Static bag for case
                      Foam Packaging Materials for product shipping protection
               Miscellaneous Parts
                      TCP/IP Installation disk for Windows 3.1 Users (ESI version)
                      Manual
                      Quick Install
                      Warranty Card with Model Number label
        Software.
        All software has an unlimited user license.
           System Software.
                  [*]
           Client Software.
                  Utility Software
                          [*]
                  3rd Party Software
                          Microsoft Internet Mail for Windows users
                          Microsoft Internet News for Windows users
                          Microsoft Internet Explorer v3.0 for Windows users TCP/IP for Windows 3.x Users
        Features
               Dial Management
                      [*]
               Mail Server (POP3/SMTP)
                      Supported Mail Delivery Schemes
                             [*]
               DHCP Server
               Security Firewall
                      [*]
               Remote Technical Support
               Allows Software Upgrades from Internet FTP Site
               Supported Clients


[*]   CONFIDENTIAL TREATMENT REQUESTED

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


                      Windows v3.x
                      Windows for Workgroups
                      Windows 95
                      Windows NT
                      Apple Macintosh System 7 or higher MacOS (MacTCP or Apple Open Transport) DOS-based TCP/IP applications All UNIX variants with TCP/IP support
               Client Status Utility for Windows Clients
                      monitor TEAM Internet's status
                             connection status
                             users connected
                             data transfer speeds
                      Supported Clients
                             Windows v3.1
                             Windows for Workgroups
                             Windows 95
                             Windows NT
               Networks Supported
                      Novell NetWare 3.x and 4.x, running TCP/IP protocol along with IPX Microsoft Windows NT, Windows 95, and Windows for Workgroups networks Windows peer-to-peer and Windows NT server-based networks MacOS with TCP/IP support (MacTCP or Apple Open Transport)

Model Options

                                                                      Power
          Model Number                   Internal Card Options         Cord       Notes
----------------------------------  -------------------------------  ---------- ---------
        ESI              Apexx       Communications      Network
--------------------  ------------  ----------------- -------------  ---------- ---------
1200A-N1-I1-EUR/GRM       [*]           Euro-ISDN      10Mbs Combo      EUR
1200A-N1-I1-UK            [*]           Euro-ISDN      10Mbs Combo       UK
1200A-N1-I1-AUS           [*]           Euro-ISDN      10Mbs Combo      AUS
1200A-N2-I1-EUR/GRM       [*]           Euro-ISDN        10/100         EUR
1200A-N2-I1-UK            [*]           Euro-ISDN        10/100          UK
1200A-N2-I1-AUS           [*]           Euro-ISDN        10/100         AUS
1200A-N1-I3-JP            [*]           NTT-ISDN       10Mbs Combo       JP
1200A-N2-I3-JP            [*]           NTT-ISDN         10/100          JP
1200A-N1-M1-GRM           [*]           33.6K GR       10Mbs Combo      EUR
1200A-N1-M2-GRM           [*]           56K x2 GR      10Mbs Combo      EUR
1200A-N1-M3-GRM           [*]          56K flex GR     10Mbs Combo      EUR
1200A-N2-M1-GRM           [*]           33.6K GR         10/100         EUR
1200A-N2-M2-GRM           [*]           56K x2 GR        10/100         EUR
1200A-N2-M3-GRM           [*]          56K flex GR       10/100         EUR
1200A-N1-M1-UK            [*]           33.6K UK       10Mbs Combo       UK
1200A-N1-M2-UK            [*]           56K x2 UK      10Mbs Combo       UK
1200A-N1-M3-UK            [*]          56K flex UK     10Mbs Combo       UK
1200A-N2-M1-UK            [*]           33.6K UK         10/100          UK
1200A-N2-M2-UK            [*]           56K x2 UK        10/100          UK
1200A-N2-M3-UK            [*]          56K flex UK       10/100          UK


[*]  CONFIDENTIAL TREATMENT REQUESTED

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


1200A-N1-M1-SW            [*]           33.6K SW       10Mbs Combo      EUR
1200A-N1-M2-SW            [*]           56K x2 SW      10Mbs Combo      EUR
1200A-N1-M3-SW            [*]          56K flex SW     10Mbs Combo      EUR
1200A-N2-M1-SW            [*]           33.6K SW         10/100         EUR
1200A-N2-M2-SW            [*]           56K x2 SW        10/100         EUR
1200A-N2-M3-SW            [*]          56K flex SW       10/100         EUR
1200A-N1-C0-EUR           [*]             None         10Mbs Combo      EUR
1200A-N1-C0-UK            [*]             None         10Mbs Combo       UK
1200A-N1-C0-AUS           [*]             None         10Mbs Combo      AUS
1200A-N1-M1-AMR           [*]           33.6K AMR      10Mbs Combo      AMR
1200A-N1-M2-AMR           [*]          56K x2 AMR      10Mbs Combo      AMR
1200A-N1-M3-AMR           [*]         56K flex AMR     10Mbs Combo      AMR
1200A-N2-M1-AMR           [*]           33.6K AMR        10/100         AMR
1200A-N2-M2-AMR           [*]          56K x2 AMR        10/100         AMR
1200A-N2-M3-AMR           [*]         56K flex AMR       10/100         AMR
1200A-N1-I2-AMR           [*]         Ext. AMR ISDN    10Mbs Combo      AMR
1200A-N2-I2-AMR           [*]         Ext. AMR ISDN      10/100         AMR
1200A-N1-F1-AMR           [*]         56K Frame AMR    10Mbs Combo      AMR
1200A-N2-F1-AMR           [*]         56K Frame AMR      10/100         AMR



Communications Options
Euro-ISDN
NTT-ISDN
33.6K GR
56K x2 GR
56K flex GR
33.6K UK
56K x2 UK
56K flex UK
33.6K SW
56K x2 SW
56K flex SW
None

33.6K AMR
56K x2 AMR
56K flex AMR
Ext. AMR ISDN
56K Frame AMR

Network Options
10/100
10Mbs Combo

Power Cord Options
EUR
UK
AUS
AMR
JP


[*]  CONFIDENTIAL TREATMENT REQUESTED

[EXTENDED SYSTEMS LOGO]                   OEM PURCHASING AGREEMENT
                                                   FOR
                                      EXTENDNET INTERNET ACCESS SERVER


                                   EXHIBIT B PRICING


ESI Model #                      Apexx Model #       OEM Price  Notes
------------------------------   -------------       ---------  --------------------------------
1200A-N1-I1-                     [*]                   $[*]
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N2-I1-                     [*]                   $[*]
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N1-I3-JP                   [*]                            To be Negotiated at a later time
1200A-N2-I3-JP                   [*]                            To be Negotiated at a later time
1200A-N1-M1-                     [*]                   $[*]
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N2-M1-                     [*]                   $[*]
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N1-M2-                     [*]                            To be Negotiated at a later time
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N2-M2-                     [*]                            To be Negotiated at a later time
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N1-M3-                     [*]                            To be Negotiated at a later time
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N2-M3-                     [*]                            To be Negotiated at a later time
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH
1200A-N1-C0-                     [*]                   $[*]     For Non-EU and Non-US sales
EUR/GRM/UK/AUS/FR/I/J/NL/SE/CH

1200A-N1-M1-AMR                  [*]                   $[*]
1200A-N2-M1-AMR                  [*]                   $[*]
1200A-N1-M2-AMR                  [*]                   $[*]
1200A-N2-M2-AMR                  [*]                   $[*]
1200A-N1-M3-AMR                  [*]                   $[*]
1200A-N2-M3-AMR                  [*]                   $[*]
1200A-N1-I2-AMR                  [*]                   $[*]
1200A-N2-I2-AMR                  [*]                   $[*]
1200A-N1-F1-AMR                  [*]                   $[*]
1200A-N2-F1-AMR                  [*]                   $[*]


[*]  CONFIDENTIAL TREATMENT REQUESTED